EXHIBIT 99.1

MSB Financial Corp to Pay $0.104 per Special Dividend

Released: 6/12/2020

Millington, N.J. - MSB Financial Corp., (the “Company” or “MSB”) (Nasdaq: MSBF), the holding company for Millington Bank, announced today that its Board of Directors has declared a special cash dividend of $0.104 per share on its outstanding common stock, payable on or about June 30, 2020 to stockholders of record as of the close of business on June 22, 2020.

Such dividend payment is consistent with the Agreement and Plan of Merger (“Merger Agreement’) dated December 18, 2019 between Kearny Financial Corp. (“Kearny”) and the Company providing for the merger of the Company with and into Kearny, with Kearny as the surviving corporation (the “Merger”). The Merger Agreement provides that the Company may pay dividends on its common stock pending the closing of the Merger comparable to any dividend paid by Kearny on its common stock, with such Company dividend equal to the Kearny dividend payment per share multiplied by 1.3, and a dividend comprised of the dollar amount of certain cost savings realized prior to the Merger. Based upon the Kearny dividend of $0.08 per share paid in June 2020, that permits a Company dividend of $0.104 per share.

About MSB Financial Corp.

MSB Financial Corp. is the holding company for Millington Bank, a state chartered savings bank headquartered in Millington, New Jersey. Millington Bank is a metropolitan, community-focused bank serving residents and businesses in its market area through four full-service branch offices located in northern New Jersey.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Kearny and MSB, including anticipated future results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Kearny and MSB’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of Kearny and MSB may not be combined successfully, or such combination may take longer than expected; the cost savings from the merger may not be fully realized or may take longer than expected to be realized; operating costs, customer loss and business disruption following the merger may be greater than expected; the interest rate environment may further compress margins and adversely affect new interest income; the risks associated with continued diversification of assets and adverse changes to credit quality; and

difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Kearny’s and MSB’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Kearny or MSB or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Kearny and MSB do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

For further information, contact:

Michael Shriner, President and Chief Executive Officer

(908) 647-4000